PRUCO LIFE INSURANCE COMPANY
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

PRUDENTIAL DEFINED INCOME (PDI) VARIABLE ANNUITY

Supplement dated February 8, 2016
to Prospectus dated April 27, 2015

This supplement should be read and retained with the prospectus for your Annuity. This supplement updates certain information in the Prospectus for the Prudential Defined Income (PDI) Variable Annuity.  If you would like another copy of the current prospectus for PDI, please call us at 1-888-PRU-2888.

FOR USE IN CALIFORNIA ONLY

 We are issuing this supplement to reflect changes to one of the Portfolios of the Advanced Series Trust (“AST”).

Changes to “Underlying Mutual Fund Portfolio Annual Expenses”:

Changes to the AST Money Market Portfolio (effective February 16, 2016), are reflected in the table below.

The table in the Prospectus entitled “Underlying Mutual Fund Portfolio Annual Expenses” in “Summary of Contract Fees and Charges” has been amended as follows:

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UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES

(as a percentage of the average net assets of the underlying Portfolios)

For the year ended December 31, 2014 (restated to reflect current fees)

Underlying Portfolio Advanced Series Trust	Management Fees	Other Expenses	Distribution (12b-1) Fees	Dividend Expense on Short Sales	Broker Fees and Expenses on Short Sales	Acquired Portfolio Fees & Expenses	Total Annual Portfolio Operating Expenses	Fee Waiver or Expense Reimbursement	Net Annual Fund Operating Expenses
AST Money Market Portfolio*	0.32%	0.03%	0.25%	0.00%	0.00%	0.00%	0.60%	0.02%	0.58%

*See notes immediately below for important information about this fund.

AST Money Market Portfolio.  The Portfolio’s investment managers have contractually capped the Portfolio’s management fee at 0.30% of the Portfolio’s average daily net assets.  The management fee cap is permanent and may not be removed or otherwise modified.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

PDICASUP4